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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                January 26, 2001
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)


                                   11-2050317
                        (IRS Employer Identification No.)


        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

         The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

         The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS.

Wriwebs.com, Inc. settlement

         On January 26, 2001, AmeriNet Group.com, Inc. ("our Company") entered into a superseder and settlement agreement with its wholly owned subsidiary, Wriwebs.com, Inc. ("WRI"), as a result of which, WRI will become its own publicly traded company.

         WRI currently hosts over 4,000 websites, is obtaining renewal commitments from approximately 75% of its web hosting customers and plans to add at least 20 new web hosting customers per month through increased marketing. Because of its strong foundation, WRI can expand its gross income without materially increasing its expenses and hopes to do so through acquisition of other web hosting companies or their client bases.

Pursuant to such agreement:

* WRI's authorized capitalization will be increased to 15,000,000 shares, $0.0005 par value and its securities will be registered with the Securities and Exchange Commission (the "Commission") pursuant to
         Section 12(g) of the Exchange Act and Section 5 of the Securities Act;

* 500,380 of the 531,000 shares of our Company's common stock issued to acquire WRI will be returned by Michael A. Caputa, WRI's president, in exchange for cancellation of approximately $512,000 in debt owed by WRI to our Company and 4,625,000 shares of WRI's common stock to be issued to Mr. Caputa, Jeffrey B. Levy, WRI's general counsel, and to a WRI employee stock compensation plan;

* Our Company will distribute 1,375,000 shares of its WRI common stock to its stockholders of record, as of the business day following the date a registration statement for such shares is declared effective by the Commission;

* Our Company will transfer 1,500,000 shares of its WRI common stock to the Yankee Companies, Inc. ("Yankees"), as consideration for release of liens on such shares securing existing indebtedness and Yankees' Agreement to loan WRI funds required to prepare the registration statement required in conjunction with the WRI stock dividend to our Company's stockholders; our Company will convey record ownership of the remaining 7,500,000 shares of WRI's common stock to an escrow agent, for distribution to designees of Mr. Caputa, if WRI's annual net, pre-tax profit earnings aggregate to $237,500 over a three year period, with any shares not earned to be distributed annually as stock dividends to WRI's stockholders.

         A copy of the superseder and settlement agreement is filed as an exhibit to this current report. The parties believe that WRI will operate more successfully as its own public company, under Mr. Caputa's leadership, and that our Company's stockholders will obtain faster and more direct benefits through ownership of WRI common stock than if WRI continued as a heavily indebted AmeriNet subsidiary. It is anticipated that as a result of the agreement, WRI's aggregate loans payable will be reduced to $77,255, plus such funds as are borrowed from Yankees to pay for the costs of required registration with the Commission. The parties expect that the required registration statements can be completed and filed with the Commission within 30 days after completion of required audits of WRI. However, they cannot provide any assurances as to when such registration statements will be declared effective by the Commission.

PriMed Consultation Agreement

         AmeriNet Group.com, Inc. ("AmeriNet,' OTC Bulletin Board symbol "ABUY") entered into an agreement on January 16, 2001, which was fully executed on January 31, 2001, with PriMed Technologies, Inc., and PriMed Technologies LC of Deerfield Beach, Florida (website at www.primedtech.com; "PriMed"), pursuant to which AmeriNet stockholders will, subject to prior registration under Section 5 of the Securities Act, receive 10% of the common stock of an entity to be formed consolidating the operations of PriMed and its affiliates ("New PriMed"). The stock dividend will be issued to AmeriNet stockholders of record at the close of business on the day the required registration statement is declared effective by the Securities and Exchange Commission (the "Commission"). As currently contemplated, AmeriNet stockholders will receive one share of New PriMed common stock for every 10 shares of AmeriNet's common stock held. A copy of the agreement is filed as an exhibit to this current report.

         Negotiations are continuing concerning AmeriNet's acquisition of a majority interest in New PriMed, in addition to the shares to be issued directly to AmeriNet's stockholders.

         PriMed, which is in the process of consolidating and expanding its current operations, is involved in the provision of management and support services to the health care industry along with the latest on-line technologies to its growing client base of physicians, hospitals and ancillary service organizations in South Florida.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference     Description

(10)                               Material Contracts

         (i)                       Material agreements pertaining to our Company

         .76      ___              Superseder and Settlement Agreement between
                                   our company and WRI, dated January 26, 2001.

         .77      ___               Consulting agreement between our company,
                                    PriMed, and Yankees dated January 31, 2001

-----




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: February 8, 2001

                             /s/ Edward C. Dmytryk
                                Edward C. Dmytryk
                                    President



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